                                                                  Exhibit 99.2

                      CIT Equipment Collateral - 2005-EF1
                            Monthly Servicing Report


                                                                                       Determination Date:              09/16/05
                                                                                        Collection Period:              08/31/05
                                                                                             Payment Date:              09/20/05
 I. AVAILABLE FUNDS

    A. Available Pledged Revenues

       a. Scheduled Payments Received                                                                               31,258,413.92
       b. Liquidation Proceeds Allocated to Owner Trust                                                                      0.00
       c. Required Payoff Amounts of Prepaid Contracts                                                               6,078,000.19
       d. Required Payoff Amounts of Purchased Contracts                                                                53,532.50
       e. Proceeds of Clean-up Call                                                                                          0.00
       f. Investment Earnings on Collection Account and Note Distribution Account                                            0.00
                                                                                                             --------------------
                                                     Total Available Pledged Revenues =                             37,389,946.61

    B.  Determination of Available Funds

         a. Total Available Pledged Revenues                                                                        37,389,946.61
         b. Servicer Advances                                                                                        2,386,881.21
         c. Recoveries of prior Servicer Advances                                                                            0.00
         d. Withdrawal from Reserve Account                                                                                  0.00
         e. Receipt from Class A-4 Swap Counterparty                                                                         0.00
                                                                                                             --------------------
                                                     Total Available Funds =                                        39,776,827.82

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

          1. Servicing Fee                                                                                             727,166.84

          2. Class A-1 Note Interest Distribution                                           439,128.00
             Class A-1 Note Principal Distribution                                       37,159,399.44
                                            Aggregate Class A-1 distribution                                        37,598,527.44

          3. Class A-2 Note Interest Distribution                                           350,927.78
             Class A-2 Note Principal Distribution                                                0.00
                                            Aggregate Class A-2 distribution                                           350,927.78

          4. Class A-3 Note Interest Distribution                                           603,330.00
             Class A-3 Note Principal Distribution                                                0.00
                                            Aggregate Class A-3 distribution                                           603,330.00

          5. Class A-4 Note Interest Distribution                                           225,113.27
             Class A-4 Note Principal Distribution                                                0.00
                                            Aggregate Class A-4 distribution                                           225,113.27

          6. Class B Note Interest Distribution                                              42,119.44
             Class B Note Principal Distribution                                                  0.00
                                            Aggregate Class B distribution                                              42,119.44

          7. Class C Note Interest Distribution                                              69,217.06
             Class C Note Principal Distribution                                                  0.00
                                            Aggregate Class C distribution                                              69,217.06

          8. Class D Note Interest Distribution                                              78,192.51
             Class D Note Principal Distribution                                                  0.00
                                            Aggregate Class D distribution                                              78,192.51

          9. Payment due to the Class A-4 Swap Counterparty                                                             82,233.48

         10. Deposit to the Reserve Account                                                                                  0.00

         11. To the holder of the equity certificate                                                                         0.00

                                                     Collection Account Distributions =                             39,776,827.82
                                                                                                             ====================

    B. RESERVE ACCOUNT DISTRIBUTIONS

          1. Withdrawal from the Reserve Account                                                                             0.00

          2. Release of Excess from the Reserve Account                                                                  8,241.69
                                                                                                             --------------------
                                                     Reserve Account Distributions =                                     8,241.69
                                                                                                             =====================
    C. INCORRECT DEPOSITS                                                                                                    0.00
                                                                                                             ====================

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


                   --------------------------------------------------------------------------------------------------------------
                         Distribution              Class A-1           Class A-2           Class A-3           Class A-4
                            Amounts                  Notes               Notes               Notes               Notes
                   --------------------------------------------------------------------------------------------------------------

             1.          Interest Due               439,128.00          350,927.78         603,330.00           225,113.27
             2.          Interest Paid              439,128.00          350,927.78         603,330.00           225,113.27
             3.       Interest Shortfall                  0.00                0.00               0.00                 0.00
                        ((1) minus (2))
             4.         Principal Paid           37,159,399.44                0.00               0.00                 0.00

             5.    Total Distribution Amount     37,598,527.44          350,927.78         603,330.00           225,113.27
                        ((2) plus (4))

                   -------------------------------------------------------------------------------------------------------------
                         Distribution                 Class B           Class C             Class D          Total Offered
                            Amounts                    Notes             Notes               Notes               Notes
                   -------------------------------------------------------------------------------------------------------------
             1.          Interest Due                42,119.44           69,217.06          78,192.51         1,890,261.54
             2.          Interest Paid               42,119.44           69,217.06          78,192.51         1,890,261.54
             3.       Interest Shortfall                  0.00                0.00               0.00                 0.00
                        ((1) minus (2))
             4.         Principal Paid                    0.00                0.00               0.00        37,159,399.44
             5.    Total Distribution Amount         42,119.44           69,217.06          78,192.51        39,049,660.98
                        ((2) plus (4))

 IV.   Information Regarding the Securities

     A    Summary of Balance Information

                   ----------------------------------------------------------------------------------------------------------------
                                          Applicable    Principal Balance      Class Factor
                           Class            Coupon            Sep-05              Sep-05        Principal Balance     Class Factor
                                             Rate          Payment Date        Payment Date        Payment Date       Payment Date
                   ----------------------------------------------------------------------------------------------------------------
             a.       Class A-1 Notes      3.8520%      114,840,600.56            0.75553      152,000,000.00              1.00000
             b.       Class A-2 Notes      4.3000%      113,000,000.00            1.00000      113,000,000.00              1.00000
             c.       Class A-3 Notes      4.4200%      189,000,000.00            1.00000      189,000,000.00              1.00000
             d.       Class A-4 Notes      3.6559%       82,100,000.00            1.00000       82,100,000.00              1.00000
             e.       Class B Notes        4.7100%       12,382,000.00            1.00000       12,382,000.00              1.00000
             f.       Class C Notes        4.7800%       20,050,000.00            1.00000       20,050,000.00              1.00000
             g.       Class D Notes        5.1000%       21,228,735.00            1.00000       21,228,735.00              1.00000
             h.           Total Offered Notes           552,601,335.56                         589,760,735.00

  V. PRINCIPAL

     A.  MONTHLY PRINCIPAL AMOUNT

             1. Principal Balance of Notes and Equity Certificates                             589,760,735.00
                (End of Prior Collection Period)
             2. Contract Pool Principal Balance (End of Collection Period)                     557,047,569.49
                                                                                               --------------
                                                 Total monthly principal amount                 32,713,165.51

 VI. CONTRACT POOL DATA

     A.  CONTRACT POOL CHARACTERISTICS

                                                                        ---------------------------------------------------
                                                                           Original               Sep-05
                                                                             Pool              Payment Date
                                                                        ---------------------------------------------------
             1. a.  Contract Pool Principal Balance (active contracts)   589,760,735.00        557,047,569.49         0.00
                b.  Positive Rent Due (active contracts)                                         2,386,881.21         0.00
                                                                        ---------------------------------------------------
                c.  Required Payoff Amount (active contracts)            589,760,735.00        559,434,450.70         0.00
                d.  Required Payoff Amount (unliquidated defaults)                                       0.00         0.00
                                                                        ---------------------------------------------------
                e.  Total Required Payoff Amount                         589,760,735.00        559,434,450.70         0.00
                                                                        ===================================================
             2. No of Contracts                                                   5,365                 5,547
             3. Weighted Average Remaining Term                                    49.0                  47.3
             4. Weighted Average Original Term                                     55.9

     B.  DELINQUENCY INFORMATION

                                                           --------------------------------------------------------------------

                                                                 % of                          No. Of                Required
                                                              Contracts      % of RPA         Accounts            Payoff Amount
                                                            -------------------------------------------------------------------
             1. Current                                         99.53%        99.68%            5,521         557,652,013.93
                31-60 days                                       0.43%         0.29%               24           1,650,287.30
                61-90 days                                       0.04%         0.02%                2             132,149.47
                91-120 days                                      0.00%         0.00%                0                   0.00
                121-150 days                                     0.00%         0.00%                0                   0.00
                151-180 days                                     0.00%         0.00%                0                   0.00
                180+ days                                        0.00%         0.00%                0                   0.00
                                                            -------------------------------------------------------------------
                Subtotal - Active Accounts                     100.00%       100.00%            5,547         559,434,450.70
                Remaining RPA - Unliquidated Defaults            0.00%         0.00%                0                   0.00
                                                            -------------------------------------------------------------------
                Total Delinquency                               100.0%        100.0%            5,547         559,434,450.70
                                                            ===================================================================
             2. Delinquent Scheduled Payments:
                Beginning of Collection Period                                                   0.00
                End of Collection Period                                                 2,386,881.21
                                                                                        -------------
                           Change in Delinquent Scheduled Payments                       2,386,881.21


     C.  DEFAULTED CONTRACT INFORMATION

          1. A) Reported Loss Information

                                                                   ----------------------------------------------------
                                                                       Current Period               Cumulative
                                                                   ----------------------------------------------------
                                                                    Amount      % of ICPB        Amount    % of ICPB
                                                                   ----------------------------------------------------
                Defaulted Valuation Amount                           0.00        0.00%           0.00       0.00%
                Cash Collected on Defaulted Contracts                0.00        0.00%           0.00       0.00%
                                                                   ----------------------------------------------------
                Net Loss Amount                                      0.00        0.00%           0.00       0.00%
                                                                   ====================================================

             B) Cumulative Loss Trigger Percentage                                                          2.00%
                Cumulative Loss Trigger in Effect                                                             NO

          2. Supplemental Information on Unliquidated Defaulted Contracts

                Required Payoff Amount at time of Default                                        0.00
                Initial Defaulted Valuation Amount                                               0.00
                Cash Collected on Defaulted Contracts                                            0.00
                Cash Collections in Excess of Remaining Required Payoff Amount                   0.00
                                                                                        --------------
                Remaining Required Payoff Amount of Defaulted Contracts                          0.00
                                                                                        ==============
                Initial Valuation as a % of Required Payoff Amount at time of Default           0.00%
                Remaining Balance % of Required Payoff Amount at time of Default                0.00%

          3. Supplemental Information on Liquidated Contracts

                                                              ----------------------------------------------------
                                                                      Current Period            Cumulative
                                                              ----------------------------------------------------
                                                                Amount    % of ICPB        Amount      % of ICPB
                                                              ----------------------------------------------------
                Required Payoff Amount at time of Default        0.00        0.00%           0.00        0.00%
                Cash Collected on Liquidated Contracts           0.00        0.00%           0.00        0.00%
                                                              ----------------------------------------------------
                Net Loss Amount on Liquidated Contracts          0.00        0.00%           0.00        0.00%
                                                              ====================================================
                Loss Severity Percentage                        0.00%                       0.00%
                Number of Contracts                                 0                           0
                % of Original Contracts                         0.00%                       0.00%

      VII. INFORMATION REGARDING THE CREDIT ENHANCEMENT

           A.  RESERVE ACCOUNT

                   1. Opening Reserve Account Balance                                                           11,205,454.00

                   2. Investment Earnings                                                                            8,241.69

                   3. Deposit from the Collection Account                                                                0.00

                   4. Withdrawals from the Reserve Account                                                                0.00

                   5  Release of Reserve Account Surplus                                                            (8,241.69)

                   6. Ending Reserve Account Balance                                           2.01%            11,205,454.00

                   7. Available amount                                                                          11,205,454.00

                   8. Required Reserve Account Amount                                                           11,205,454.00

                   9. Reserve Account Surplus/ (Shortfall)                                                               0.00



           B.  OVERCOLLATERALIZATION

                1.  Beginning Overcollateralization Amount                                     0.00%                     0.00

                2.  Ending Overcollateralization Amount                                        0.80%             4,446,233.93

                3.  Targeted Overcollateralization Amount                                      1.99%            11,076,448.78


           C.  CREDIT ENHANCEMENT

                1.  Available Credit Enhancement                                               2.81%            15,651,687.93

                2.  Required Credit Enhancement                                                4.00%            22,281,902.78


     VIII. MISCELLANEOUS INFORMATION

           A.  SERVICER ADVANCE BALANCE

                   1.    Opening Servicer Advance Balance                                      0.00
                   2.    Current Period Servicer Advance                               2,386,881.21
                   3.    Recoveries of prior Servicer Advances                                 0.00
                                                                                   ----------------
                   4. Ending Servicer Advance Balance                                  2,386,881.21

           D.  OTHER RELATED INFORMATION

                   1. Life to Date Prepayment (CPR)                                            8.71%

DELINQUENCY ANALYSIS AND LTD CPR HISTORY
------------------------------------------------------------------------------------------------------------------------------
                        % of                     % of                   % of                   % of
                        Aggregate                Aggregate              Aggregate              Aggregate
                        Required Payoff          Required Payoff        Required Payoff        Required Payoff
                        Amounts                  Amounts                Amounts                Amounts
    Collection
       Periods          31-60 Days Past Due      61-90 Days Past Due    91-120 Days Past Due   120+ Days Past Due     LTD CPR
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
            08/31/05      0.29%                     0.02%                  0.00%                  0.00%               8.71%
-----------------------------------------------------------------------------------------------------------------------------

                        NET LOSS HISTORY
                        ----------------------------------------------------------
                           Collection                Net                    Net
                             Month             Loss Percentage            Losses
                        ----------------------------------------------------------

                        ----------------------------------------------------------
                            08/31/05                0.00%                  0.00
                        ----------------------------------------------------------